UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
May 25, 2023
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

Pennsylvania	000-55983	83-1561918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

9 Old Lincoln Highway, Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

(484) 568-5000 Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $1 par value	MRBK	The NASDAQ Stock Market

Item 5.07.            Submission of Matters to a Vote of Security Holders
The Corporation held its Annual Meeting of Shareholders on May 25, 2023 for the purpose of considering and acting upon the below proposals.

1.A proposal to elect three (3) directors as “Class C” directors of the Board, to serve a three-year term expiring in 2026.

The shareholders of the Corporation elected the following Class C directors to each serve a three-year term         expiring in 2026 by the following vote:

Director Name Votes For Votes Withheld
Christopher J. Annas 7,351,249 770,926
Edward J. Hollin      6,928,385 1,193,790
Anthony M. Imbesi 6,947,290 1,174,885

The following additional directors continued in office after the Annual Meeting: Robert M. Casciato, George C. Collier, Christine M. Helmig, Robert T. Holland, and Denise Lindsay.

2.     A non-binding say-on-pay proposal to approve the compensation of the named executive officers.

Votes For         Votes Against      Votes Abstained
7,708,981         66,322      346,871
3.     A non-binding proposal to approve the frequency of advisory votes on executive compensation of the named executive officers.

3 Years         2 Years     1 Year             Votes Abstained
3,073,409         50,570     4,456,707     541,489

4.     A proposal to approve an amendment to the Corporation's 2016 Equity Incentive Plan.

Votes For         Votes Against      Votes Abstained
6,558,980         1,404,673      158,521

5.      A proposal to ratify the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2023.

The shareholders of the Corporation ratified the appointment of Crowe LLP as the independent registered public accounting firm for the year ending December 31, 2023 by the following vote:

Votes For         Votes Against      Votes Abstained
9,275,149         800          17,507

Item 9.01.            Financial Statements and Exhibits.
(d)    Exhibits. The following exhibit is furnished herewith:

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIDIAN CORPORATION (Registrant)

Dated: May 25, 2023

	By:	/s/ Denise Lindsay
Denise Lindsay
Executive Vice President and Chief Financial Officer